ChromaDex Earnings Presentation Second Quarter 2024 Rob Fried Chief Executive Officer James Lee Interim Chief Financial Officer Andrew Shao SVP Scientific & Regulatory Affairs Nasdaq: CDXC | August 7, 2024

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT 2 This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2024 financial outlook, and which may be identified by the use of words like “expects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes,” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows, planned investments, and financial performance, business, business strategy, expansion, growth, key drivers (including cost savings and increased investments), products and services we recently offered and their impact on our performance or products and services we may offer in the future and the timing of their development, sales and marketing strategy, the statements regarding Niagen IV, statements related to the Niagen+ NAD+ test Kit, statements regarding the potential benefits and development of NRC as a treatment for AT or other diseases, including statements regarding clinical trials and obtaining IND Designation from the FDA, and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (the “Commission”), and in subsequent filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include but are not limited to: inflationary conditions and adverse economic conditions; our history of operating losses and need to obtain additional financing; the growth and profitability of our product sales; our ability to maintain and grow sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third- party suppliers; risks of conducting business in China; including unanticipated developments in and risks related to the Company’s ability to secure adequate quantities of pharmaceutical-grade Niagen in a timely manner; the Company’s ability to obtain appropriate contracts and arrangements with U.S. FDA-registered 503B outsourcing facilities required to compound and distribute pharmaceutical-grade Niagen to clinics; the Company’s ability to remain on the U.S. FDA Bulk Drug Substances Nominated for Use in Compounding Under Section 503B of the Federal Food, Drug, and Cosmetic Act Category 1 list; the Company’s ability to maintain and enforce the Company’s existing intellectual property and obtain new patents; the ability to continue to pursue additional studies, human trials, and to obtain an IND Designation from the FDA; whether the potential benefits of NRC can be further supported; further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; the ability to enroll sufficient numbers of subjects in clinical trials; determinations made by the FDA and other governmental authorities; and the risks and uncertainties associated with our business and financial condition in general. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. About Non-GAAP Financial Measures ChromaDex’s non-GAAP financial measure, Adjusted EBITDA, is defined as net income (loss) before interest, depreciation, amortization, non-cash share-based compensation costs and severance and restructuring expense. ChromaDex used this non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. This non-GAAP measure should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. Reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is attached to this presentation. FDA Disclaimer Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

3 Q2 2024 & Recent Highlights (1) See slide 11 for the non-GAAP reconciliation Reflects continued financial discipline and a commitment to growth and innovation, with solid net sales growth, new product announcements, and potential for future therapeutic benefit. • Total company and Tru Niagen® net sales of $22.7 million and $18.6 million, up 12%, and 10% YoY, respectively. • Delivered a solid gross margin of 60.2% and a $0.7 million reduction in total operating expenses from the prior year quarter. • Net loss and loss per share were approximately breakeven, a $2.2 million and $0.03 per share improvement YoY. • Underlying business, as measured by Adjusted EBITDA, improved to $1.6 million from $0.2 million in the prior year quarter.(1) • Positive total cash flows of $0.6 million, ending with $27.9 million in cash and no debt. • In June 2024, ChromaDex received U.S. FDA Orphan Drug Designation and Rare Pediatric Disease Designation for nicotinamide riboside chloride, ChromaDex’s product candidate for the treatment of Ataxia Telangiectasia (AT). Plans are underway to file an Investigational New Drug application with the U.S. FDA in anticipation of conducting human clinical trials. If the application is approved, ChromaDex will pursue grant funding or other non-dilutive financing for the human clinical trials. • In June 2024, ChromaDex announced Niagen+, a product line featuring pharmaceutical-grade Niagen® which will be compounded and distributed as pharmaceutical-grade Niagen® intravenous (Niagen IV) and injectable Niagen® by U.S. FDA- registered 503B outsourcing facilities. Beginning this month, Niagen+ will debut at select IV clinics, with additional clinics set to receive shipments soon after. • In July 2024, ChromaDex launched Niagen+ NAD+ Test Kits, available exclusively to healthcare practitioners. • Adjusted full year 2024 outlook with net sales growth between 10%-15% and lower general and administrative expenses of $1.5 million YoY.

Management Team 4 Rob Fried Chief Executive Officer E-commerce & entertainment industry executive Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research Andrew Shao SVP, Global Regulatory & Scientific Affairs Over two decades of global nutrition industry experience at Amway, Herbalife Nutrition, and the Council for Responsible Nutrition David Kroes SVP, People Matter(s) Over 20 years of diverse Human Resources experience consulting in companies at various stages of growth to enhance culture, improve productivity, and promote diversity, equity, and inclusion James Lee Interim Chief Financial Officer Over 20 years of public company accounting experience at ChromaDex and Samsung Electronics

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) Financial Highlights

6 Q2 2024 Net Sales Mix E-Commerce 64% Watson's & Other B2B 19% Niagen® Ingredient 12% Analytical Reference Standards & Services 4% Other Ingredients 1% Q2 2023 $20.3 MM E-Commerce 57% Watson's & Other B2B 25% Niagen® Ingredient 14% Analytical Reference Standards & Services 3% Other Ingredients 1% $22.7 MM Q2 2024 • Tru Niagen® net sales decreased to 82% of net sales in Q2 2024 compared to 83% in Q2 2023(1) • Niagen®-related net sales increased to 96% of net sales in Q2 2024 compared to 95% in Q2 2023(2) Higher mix of Niagen®-related sales in Q2 2024 compared to the prior year, driven by stronger Niagen® Ingredient and Other B2B sales. (1) Tru Niagen® net sales include E-Commerce, Watson’s/Other B2B (2) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

7 Q2 2024 Net Sales Q2 2024 Net Sales ($ in millions) 13.0 5.6 3.1 0.8 0.2 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients $18.6 YoY % (vs Q2 2023) 0% +44% +26% +9% (23)% +12% Niagen®-related business up 12% year-over-year driven by higher Watson’s & Other B2B sales, and Niagen® Ingredient sales. Total Growth Rates

8 Steady growth in total company sales, up 5% year-over-year driven by E-Commerce business, Other B2B sales, and Niagen® ingredient sales. Year-to-Date 2024 Net Sales YTD 2024 Net Sales ($ in millions) Total +5% +3% +8% +13% (1)% (63)% YoY % (vs YTD 2023) $36.0 25.9 10.1 7.2 1.5 0.2 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients Growth Rates

9 2022 – 2024 YTD Net Sales Summary ($ in millions) 2022 2023 2024 Description Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 E-Commerce 10.9 12.0 11.3 11.1 45.3 12.2 13.0 12.7 13.3 51.2 12.9 13.0 Watsons 2.6 1.5 2.6 3.3 10.0 3.7 3.0 3.1 3.0 12.8 3.0 3.7 Other B2B 1.4 1.0 0.7 1.7 4.8 1.7 0.9 1.6 1.3 5.5 1.5 1.9 Total TRU NIAGEN 14.9 14.5 14.6 16.1 60.1 17.6 16.9 17.4 17.6 69.5 17.4 18.6 NIAGEN Ingredient 1.1 1.5 1.8 3.9 8.3 3.9 2.5 1.4 2.7 10.5 4.1 3.1 NIAGEN Related Revenues 16.0 16.0 16.4 20.0 68.4 21.5 19.4 18.8 20.3 80.0 21.5 21.7 Other Ingredients 0.3 0.0 0.0 0.1 0.4 0.2 0.2 0.0 0.2 0.6 0.0 0.2 Analytical Reference Standards & Services 0.9 0.7 0.7 0.9 3.2 0.8 0.7 0.7 0.7 2.9 0.7 0.8 Total Net Sales 17.2 16.7 17.1 21.0 72.0 22.5 20.3 19.5 21.2 83.5 22.2 22.7 TRU NIAGEN as % of Total Net Sales 87% 87% 85% 77% 83% 78% 83% 89% 83% 83% 78% 82 % NIAGEN Related Revenues as % of Total Net Sales 93% 95% 96% 95% 95% 95% 95% 97% 96% 96% 97% 96 % YOY Growth Rate - Net Sales Total Company 18% (5) % (1) % 18% 7% 31% 21% 14% 1% 16% (2) % 12 % NIAGEN Related 18% (4) % (1) % 20% 8% 34% 21% 15% 2% 17% — % 12 % Total TRU NIAGEN 20% (6) % (1) % 14% 6% 18% 16% 19% 9% 16% (2) % 10%

10 Q2 2024 vs Q2 2023 Key P&L Metrics (in thousands) Q2 2024 Q2 2023 Notes Net Sales $22,739 $20,323 Tru Niagen® and Niagen ingredient business up 10% and 26%, respectively, driven by higher sales to B2B partnerships. Gross Profit % of Net Sales 13,693 60.2% 12,356 60.8% Down 60bps primarily driven by changes in business mix. Sales and Marketing % of Net Sales 6,969 30.6% 6,009 29.6% Reflects increased marketing investments, while driving similar efficiencies. Research and Development 1,316 1,365 Consistent R&D investments to drive ongoing innovation and progress. General and Administrative 5,664 7,298 Driven by reductions in executive and other administrative headcount, provisions for credit losses, severance and restructuring expense and royalties expense. Total Operating Expense 13,949 14,672 Lower G&A, partially offset by higher investments in sales and marketing. Operating Loss $(256) $(2,316) Reflects net sales growth, coupled with reduced operating expense.

11 Adjusted EBITDA Summary In Q2 2024 Adjusted EBITDA improved to $1.6 million from $0.2 million in the prior year quarter, driven by improvements in net loss, partially offset by lower share-based compensation and severance expense as well as higher interest income. ChromaDex Corporation and Subsidiaries Reconciliation of Non-GAAP Finanical Measures (In thousands) Three months ended Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net loss, as reported $ (7,740) $ (6,397) $ (985) $ (1,418) $ (1,902) $ (2,191) $ (959) $ 114 $ (492) $ (15) Adjustments Interest (income) expense 8 10 5 (26) (66) (125) (188) (282) (239) (241) Depreciation 201 212 235 221 228 232 233 177 178 170 Amortization of intangibles 49 50 44 43 41 39 39 39 38 37 Amortization of right of use assets 299 169 170 191 171 173 176 157 174 163 Share-based compensation 1,888 1,296 1,229 1,326 1,273 1,324 1,117 1,037 984 1,185 Severance and restructuring 821 17 181 13 186 766 86 5 27 276 Other income - Employee Retention Tax Credit — — (2,085) — — — — — — — Adjusted EBITDA $ (4,474) $ (4,643) $ (1,206) $ 350 $ (69) $ 218 $ 504 $ 1,247 $ 670 $ 1,575

12 Q2 2024 Operating Loss vs Q2 2023 (in millions) -$1.1 MM+$3.2 MM (2.3) 1.5 0.9 0.5 0.3 (1.0) (0.1) (0.3) Q2 2023 Operating Loss Volume Other G+A Severance and Restructuring Legal Sales & Marketing Gross Margin Reduction Q2 2024 Operating Loss (2.0) (1.0) — 1.0

13 Quarterly Balance Sheet Highlights (in thousands) 12/31/21 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Key Drivers (Q4 2023 vs Q2 2024) Cash $28,219 $20,441 $23,141 $26,406 $26,773 $27,325 $27,565 $27,885 Up $0.6 million driven by proceeds from stock option exercises Inventory 13,601 14,677 11,908 11,973 12,624 14,525 12,495 11,511 Down $3.0 million driven by improvements in supply chain management and timing of inventory purchases and sales Trade Receivables 5,226 8,482 9,221 6,118 5,601 5,234 6,604 7,818 Up $2.6 million driven by higher sales and timing of collections Accrued Liabilities 6,481 7,337 8,610 8,079 9,193 9,493 10,465 8,621 Down $0.9 million driven by timing of expenses Accounts Payable 10,423 9,679 8,951 10,031 9,198 10,232 7,899 8,105 Down $2.1 million driven by timing of disbursements Equity $31,727 $28,672 $28,017 $27,150 $27,308 $28,456 $28,951 $30,718 Up $2.3 million driven by share-based compensation and proceeds from stock option exercises Demonstrated financial discipline across the business, strengthened the balance sheet.

Quarterly Cash Flow Highlights

(in thousands)	FY 2021	FY 2022	3/31/23	6/30/23	9/30/23	12/31/2023	FY 2023	3/31/24	6/30/24
Net Loss	$(27,128)	$(16,540) [2]	$(1,902)	$(2,191)	$(959)	$114	$(4,938)	$(492)	$(15)
Working Capital	(4,915)	(5,927) [2]	2,644	3,401	(422)	(417)	5,206	(643)	(1,837)
Cash From / (Used for) Operations	**(24,163)**	**(15,098)**	**2,792**	**3,280**	**396**	**649**	**7,117**	**295**	**(264)**
Cash Used for Investing	(409)	(334)	(91)	(5)	(26)	(21)	(143)	(41)	(12)
Cash From / (Used for) Financing	**36,094** [1]	**7,654** [3]	(1)	(10)	(3)	(76)	(90)	(14)	596 [4]
Net Increase / (Decrease) in Cash	**$11,522**	**$(7,778)**	**$2,700**	**$3,265**	**$367**	**$552**	**$6,884**	**$240**	**$320**
Ending Cash Balance	**$28,219**	**$20,441**	**$23,141**	**$26,406**	**$26,773**	**$27,325**	**$27,325**	**$27,565**	**$27,885**

Delivered positive total cash flows, ending the quarter with $27.9 million and no debt.

1. Includes $27.2 million in proceeds from the sale of common stock, net of $428,000 issuance costs and includes $9.5 million in proceeds from the exercise of stock options.
2. Includes $2.1 million related to the Employee Retention Tax Credit (no net cash flow impact).
3. Includes $7.7 million in proceeds from the sale of common stock, net of $353,000 issuance costs.
4. Includes $0.6 million in proceeds from the exercise of stock options.

ChromaDex. TRU NIAGEN 14

15 2024 Financial Outlook (in thousands) 2022 Actual 2023 Actual 2024 Full Year Outlook Key Drivers Net Sales $72,050 $83,570 Between 10%-15% growth YoY (previously higher YoY growth compared to FY 2023 of 16%) • Low end includes steady recurring revenues from established partnerships and channels, along with new market launches. • High end Includes opportunities from existing sales channels as well as new markets. Gross Margin % (as a % of net sales) 59.4% 60.8% Slight improvement YoY (unchanged from last quarter’s outlook) • Continued supply chain optimization and cost savings initiatives. Sales & Marketing (as a % of net sales) 39.3% 31.6% Up in absolute dollars and stable as a % of net sales YoY (unchanged from last quarter’s outlook) • Focused and optimized investments to drive Tru Niagen® brand awareness, and support new market launches, while maintaining efficiency. Research & Development $4,826 $4,958 Up in absolute dollars YoY (unchanged from last quarter’s outlook) • Increased investment in new innovations, along with new NAD precursor development. General & Administrative $36,379 $24,983 Down $1.5 million in absolute dollars YoY (previously up $1.5 to $2.5 million in absolute dollars YoY) • Continued cost management and adjustment in the timing of certain infrastructure investments and legal expenses to support initiatives. Continued revenue growth in 2024, with focused investments to support brand building initiatives and new market launches, along with R&D investments to drive future innovation and growth. Disciplined focus on top- and bottom-line.

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) The Science 16

17 Science Continues to Expand (1) There are 97 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 78 of these use NR only. Clinicaltrials.gov also includes two niacin studies and one device monitoring registry for a total of 98 under the search term “nicotinamide riboside.” (As of July 26, 2024) (2) 275+ research collaborations for Niagen® signed with research institutes and universities around the world. More than 90% of the studies are investigator-initiated and were developed to support applications for or receipt of third-party funding. The studies may not have been initiated if investigators were unable to secure funding. • Three new human trials on nicotinamide riboside registered since prior update:¹ ▪ Franklin Health Research (April 2024) • The objective is to establish and quantify the safety and efficacy of intravenous (IV) administration of Niagen®, nicotinamide riboside chloride, compared to currently available IV NAD+, a saline IV, and orally administered Niagen®. • 53 participants will receive a single dose of either 500 mg Niagen® IV, 500 mg NAD+ IV, 500 mg oral Niagen®, or placebo. ▪ Finis Terrae University (May 2024) • The objective is to investigate the combined effects of NR and exercise on metabolic and mitochondrial health. • 28 participants will receive 1000 mg of NR daily with an exercise training program for 12 weeks. ▪ Instituto Nacional de Cardiologia Ignacio Chavez (July 2024) • The objective is to evaluate the impact of NR administration on kidney function in patients undergoing cardiac surgery. • 100 participants will receive NR according to the following schedule: • 2000 mg orally, 24 hours before surgery • 3000 mg via nasogastric tube, before surgery • 3000 mg via nasogastric tube, after surgery • 2000 mg orally, 24 hours after surgery • One new research study was signed through ChromaDex External Research Program (CERP®).²

18 Recent Peer-Reviewed Clinical Publications • Nature Communications – McDermott et al., 2024 – “Nicotinamide Riboside for Peripheral Artery Disease: The NICE Randomized Clinical Trial” – June 2024 • The study analyzed the effects of elevating NAD+ with NR supplementation alone and in combination with resveratrol on the six- minute walking distance in individuals with peripheral artery disease (PAD). • At the six-month follow-up, NR significantly improved treadmill walking time and extended the six-minute walking distance by 17.6 meters, a clinically meaningful change. • NR effectively improved walking performance in individuals with PAD, while resveratrol did not enhance the benefits of NR. • NR combined with resveratrol did not significantly improve the six-minute walk distance compared to placebo at the six-month follow-up. • Magnetic Resonance in Medicine – Nanga et al., 2024 – “Acute Nicotinamide Riboside Supplementation Increases Human Cerebral NAD+ Levels In Vivo” – July 2024 • The study determined whether a single dose of NR supplementation affects NAD+ levels in the brain, using a specialized MRI technique called downfield proton MRS (DF 1H MRS), in healthy subjects. • Within four hours, NR significantly increased brain NAD+ levels by about 16% compared to baseline. • This is the first study to demonstrate an increase in brain NAD+ levels after a single dose of Tru Niagen supplementation and is consistent with previously published clinical evidence demonstrating NR increases brain NAD+ levels. This is important because the brain, being one of the body's most metabolically active tissues, relies heavily on NAD+ to support its extensive metabolic functions.

19 Scientific Advisory Board Charles Brenner, Ph.D. Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism City of Hope World's Foremost Authority on NAD Metabolism Roger Kornberg, Ph.D. Chairman Professor of Structural Biology Stanford University Nobel Prize Winner, Chemistry, 2006 Rudolph Tanzi, Ph.D. Kennedy Professor of Neurology Harvard University Leading Alzheimer's Researcher, TIME 100 Most Influential 2015 Dr. Bruce German Chairman of Food, Nutrition, & Health University of California, Davis Leader in Food, Nutrition, & Wellness Innovation Professor Sir John Walker, Ph.D. Emeritus Director, MRC Mitochondrial Biology University of Cambridge Nobel Prize Winner, Chemistry, 1997 Brunie H. Felding, Ph.D. Associate Professor of Molecular Medicine Scripps Research Institute Renowned Breast Cancer Researcher focused on NAD+ supplementation Dr. David Katz President of True Health Initiative CEO of Diet ID World renowned physician & preventive medicine expert Dr. Vilhelm (Will) Bohr, M.D., Ph.D., D.Sc. Professor in Genome Instability and Neurodegeneration, Department of Cellular and Molecular Medicine, University of Copenhagen. One of the world’s most published researchers on aging and neurodegenerative disease NOBEL PRIZE WINNERS | CHEMISTRY

20 Clinical Studies on Niagen® in Multiple Health Areas Note: Highlighted achievements in duration, participation, and dosage only consider peer-reviewed, published studies. Status of clinical studies presented as of July 16, 2024.

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) Contact Info: Ben Shamsian Lytham Partners T: +1(646) 829-9701 Shamsian@LythamPartners.com www.ChromaDex.com Where to buy Tru Niagen® TruNiagen.com Amazon.com 21